SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 31, 2003
                Date of Report (Date of earliest event reported)

                             AMERICAN BILTRITE INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 1-4773


                               Delaware 04-1701350
                   (State or other jurisdiction (IRS Employer
                      of incorporation) Identification No.)



                                 57 River Street
                    Wellesley Hills, Massachusetts 02481-2097
                     (Address of principal executive office)
       Registrant's telephone number, including area code: (781) 237-6655


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

On December 31, 2003, American Biltrite Inc.'s majority-owned subsidiary Congoleum Corporation ("Congoleum") issued a press release announcing that it has obtained the asbestos claimant votes necessary for approval of its pre-packaged Chapter 11 plan of reorganization and that it has proceeded with its bankruptcy filing in Trenton, New Jersey. Congoleum further announced in that press release that it will now seek bankruptcy court confirmation of its plan as promptly as possible.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     AMERICAN BILTRITE INC.


Date:  January 5, 2004                               By /s/ Howard N. Feist III
                                                        ------------------------
                                                        Howard N. Feist III
                                                        Chief Financial Officer